UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 24, 2026
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 8.01 Other Events

As previously disclosed, on February 19, 2026, common stock purchase warrants previously issued by Wheeler Real Estate Investment Trust, Inc. (the “Company”) to certain affiliates of Magnetar Financial LLC (together, the “Investors”) were amended and restated (as so amended, the “A&R Warrants”).

The A&R Warrants are exercisable, in whole or in part (and at any time), for an aggregate number of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) representing 12% of the Common Stock outstanding on the date of any exercise (less the aggregate number of shares of Common Stock previously issued as a result of any partial exercise) at an exercise price of $0.01 per share.

The A&R Warrants expire on March 27, 2026.

The A&R Warrants were exercised in whole on March 24, 2026. Accordingly, the Company issued the Investors the number of shares of Common Stock opposite their names in the table below:

Investor	Percentage	Numbers of Shares of Common Stock Issued
Magnetar Structured Credit Fund LP	3.356%	48,124
Magnetar Longhorn Fund LP	0.523%	7,499
Magnetar Lake Credit Fund LLC	3.610%	51,766
Purpose Alternative Credit Fund - F LLC	3.382%	48,497
Purpose Alternative Credit Fund - T LLC	1.129%	16,189
Total	12.000%	172,075

The shares of Common Stock issued to the Investors are registered shares pursuant to the Company’s registration statement on Form S-11 (File No. 333-294263), which was declared effective on March 20, 2026.

As a result of these exercises, there are no outstanding warrants in the Company’s capital table.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Dated: March 26, 2026